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     SUPPLEMENT NO. 2 dated April 11, 2003

TO   PROSPECTUS dated May 30, 2002

FOR  STATE STREET RESEARCH ASSET ALLOCATION FUND
     A SERIES OF STATE STREET RESEARCH INCOME TRUST

INVESTMENT MANAGEMENT

Under the above caption at page 10 of the prospectus, the third paragraph is revised in its entirety to read as follows:

"The fund is managed by the State Street Research Asset Allocation Team. Since April 2003, the team has been led by Evan Grace. Mr. Grace, a vice president, joined the firm in 1993 and has worked as an investment professional since that time. The Asset Allocation Team determines overall sector allocations for the fund. Varying portions of the fund's portfolio are then assigned to equity and fixed income portfolio management teams, which are responsible for specific types of bond and stock investments, such as government securities, corporate bonds, growth stocks and value stocks."




                                                                    AA-7374-0403
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